                                                                 EXHIBIT 10.36


                              SECURITY AGREEMENT
                              ------------------


THIS SECURITY AGREEMENT (hereinafter referred to as "Agreement" or "Security Agreement"), is made this 29th day of December, 1995, by and between MERISEL PROPERTIES, INC., a Delaware corporation ("Debtor"), whose business address is 200 Continental Boulevard, El Segundo, California 90245-0984, and HELLER FINANCIAL, INC., a Delaware corporation ("Secured Party"), whose address is Commercial Equipment Finance Division, 500 West Monroe Street, Chicago, Illinois 60661.

                                  WITNESSETH:

1.   Secure Payment.  To secure payment of indebtedness in the principal sum of
     --------------
up to Eleven Million Five Hundred Thousand and 00/100 Dollars ($11,500,000.00) as evidenced by a Promissory Note of even date in the amount of Five Million and 00/100 Dollars ($5,000,000.00) made by Debtor in favor of Secured Party (the "Equipment Note") and a Promissory Note of even date in the amount of Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) made by Debtor in favor of Secured Party (the "Real Estate Note;" and together with the Equipment Note, sometimes referred to herein collectively as the "Notes"), and also to secure any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under or in any way connected with the Notes, this Security Agreement or any of the Loan Documents (as defined below) (all the foregoing hereinafter called the "Indebtedness"), Debtor hereby grants and conveys to Secured Party a first superior continuing lien and security interest in the property described below and/or on the Schedule(s) attached hereto (the "Schedules"), all proceeds (including insurance proceeds) thereof, if any, and all substitutions, replacements, attachments, additions, and accessions thereto, all or any of the foregoing hereinafter called the "Collateral".
Notwithstanding anything to the contrary in the preceding sentence, the lien and security interest in the Collateral granted by Debtor to Secured Party hereunder shall be released promptly following the full and final payment of all of that part of the Indebtedness related to the Equipment Note.

(DESCRIPTION OF COLLATERAL ON ATTACHED SCHEDULES.)

2.   Warranties, Representations and Covenants.  Debtor warrants, represents,
     -----------------------------------------
covenants and agrees as follows:

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

     (a) Perform Obligations.  Debtor shall pay as and when due all of the
         -------------------
Indebtedness secured by this Agreement in accordance with the terms applicable to the Indebtedness and perform all of the obligations contained in this Agreement according to its terms. Debtor shall use the loan proceeds primarily for business uses and not for personal, family, household, or agricultural uses.

     (b) Defend the Collateral.  Debtor shall defend the title to the Collateral
         ---------------------
against all persons and against all claims and demands whatsoever, which Collateral, except for the security interest granted hereby, is lawfully owned by Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes, and assessments of any kind, except for any Permitted Liens (as defined below). At the request of Secured Party, Debtor shall furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue, or terminate the security interest of Secured Party in the Collateral and pay all costs of filing in connection therewith.

     (c) Keep Possession of the Collateral.  Debtor shall retain possession of
         ---------------------------------
the Collateral until the Indebtedness is fully paid and performed (subject to Secured Party's rights and remedies upon the occurrence of an Event of Default (defined below)) and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party; provided, however, that Debtor may allow
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its affiliates to use the Collateral at the location specified on the Schedules.
Debtor shall keep the Collateral at the location[s] specified on the Schedules and shall not remove same (except in the usual course of business for temporary periods) without the prior written consent of Secured Party; provided, further,
                                                             --------  -------
however, that Debtor shall not be prohibited by this Subsection from effecting a
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transfer of the Collateral or any part thereof to Guarantor (as defined below)
if, but only if, the foregoing restriction on such transfer is determined to be prohibited by or in direct conflict with the 12.5% Senior Notes Due 2004 of Merisel, Inc.

     (d) Collateral Free and Clear.  Debtor shall keep the Collateral free and
         -------------------------
clear of all liens, charges, encumbrances, assessments, and other security interests of any kind (other than the security interest granted hereby and the Permitted Liens (as defined below)) and shall pay, when due, all taxes, assessments, and license fees relating to the Collateral. As used herein, the term "Permitted Liens" means liens arising after the date of this Agreement that are (i) a mechanic's, materialmen's, carrier's, repairer's or other non-consensual statutory liens, arising in the ordinary course of business and securing obligations either not delinquent or (A) being contested in good faith by appropriate proceedings promptly and diligently instituted and conducted, (B) with prompt written notice to Secured Party of the commencement of and any material developments in such proceedings, and (C) as to which (1) the sum necessary to discharge the lien plus all costs and other

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

charges that could accrue as a result of a foreclosure or sale under the lien is less than One Hundred Thousand and 00/100 Dollars ($100,000.00), or (2) a corporate surety bond has been posted in an amount sufficient to discharge the lien plus all costs and other charges that could accrue as a result of a foreclosure or sale under the lien, or (ii) a lien arising out of a judgment against Debtor for the payment of money not exceeding Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), so long as (A) prompt written notice is furnished to Secured Party of the entry of the judgment and any further material developments in the proceedings, and (1) such lien has been outstanding not more than ten (10) business days, or (2) execution thereof has been effectively stayed and bonded against (by a corporate surety) pending and through appeal of the judgment, or (iii) a lien on any items of Collateral that are fixtures to secure payment of ad valorem property taxes, fees or assessments which are not delinquent.

     (e) Collateral in Good Operating Order.  All of the Collateral is in good
         ----------------------------------
operating order, condition and repair, except for immaterial individual items, and is used or useful in the business of Debtor. Debtor shall keep the Collateral, at Debtor's sole cost and expense, in good repair and condition and not misuse, abuse, waste, or allow it to deteriorate except for normal wear and tear. Upon reasonable notice from Secured Party, Debtor shall make the Collateral available for inspection by Secured Party during Debtor's regular business hours at the location specified on the Schedules and at all other reasonable times, and Debtor will use and maintain the Collateral in a lawful manner in all material respects in accordance with all applicable laws, regulations, ordinances, and codes.

     (f) Insurance.  Debtor shall insure the Collateral against loss by fire
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(including extended coverage), theft and other hazards, for its full insurable value including replacement costs, with a deductible that is consistent with the standards generally maintained in Debtor's industry (but which shall not exceed, in any event, $1,000,000.00 per occurrence) and without co-insurance. The insurance policy shall name Secured Party as loss payee and shall contain such other terms as Secured Party may require. In addition, Debtor shall obtain liability insurance covering liability for bodily injury, including death and property damage, in an amount of at least $5,000,000 per occurrence or such greater amount as may comply with general industry standards. To the extent in each case that the same relates to the Collateral or any other collateral securing any part of the Indebtedness, the policies of insurance required hereunder shall be with the companies that have issued Debtor's existing policies as of the date hereof, or such replacement companies as Secured Party may approve in writing, which such approval will not be unreasonably withheld; shall provide for at least thirty (30) days prior written notice to Secured Party prior to any modification or cancellation thereof; shall be payable to Debtor and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide that no breach of warranty or representation or act or omission of Debtor shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereby along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party who is authorized, but under no duty, to obtain such insurance upon failure of Debtor to do so. To the extent in each case that the same relates to the Collateral or any other collateral securing any part of the Indebtedness, Debtor shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall

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

promptly file proofs of loss with insurers. To the extent in each case that the same relates to the Collateral or any other collateral securing any part of the Indebtedness, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts in connection any claims in the amount of $500,000 (in the aggregate), or more, made prior to the occurrence of an Event of Default or any claims made after the occurrence of an Event of Default. Debtor hereby assigns to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance, including return premiums and dividends.

     (g) Complete Information.  No representation or warranty made by Debtor in
         --------------------
this Agreement and no other document or statement furnished to Secured Party by or on behalf of Debtor relating to Debtor, Guarantor, or any affiliate thereof, or the Collateral or any other collateral securing any part of the Indebtedness contains any material misstatement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading; provided, however, that any projections or proforma or
                        --------  -------
preliminary financial information furnished to Secured Party were based on good faith estimates and assumptions believed by Debtor to be reasonable and Secured Party acknowledges that such projections as to future events are not to be viewed as facts and that actual results may differ from the projected results. Except as expressly set forth in the Schedules, and except for facts related to general economic or industries conditions, there is no fact known to Debtor that will or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, properties or prospects of Debtor or Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

     (h) If Collateral Attaches to Real Estate.  If the Collateral or any part
         -------------------------------------
thereof has been attached to or is to be attached to real estate, an accurate description of the real estate and the name and address of the record owner is set forth on the Schedules. If said Collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will, on demand of Secured Party, furnish Secured Party with a disclaimer or waiver of any interest in the Collateral satisfactory to Secured Party and signed by all persons having an interest in the real estate. Notwithstanding the foregoing, the Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

     (i) Financial Statements.  If Merisel, Inc., a Delaware corporation
         --------------------
("Guarantor"), is required to make such reports to the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, then Debtor shall, within sixty (60) days after the end of each fiscal quarter of Guarantor (except the last fiscal quarter of each fiscal year), furnish to Secured Party a complete and accurate copy of Guarantor's Form 10-Q filed with the Securities and Exchange Commission for the quarterly period then ended. If Guarantor is not required to file a Form 10-Q with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934, then Debtor shall, within sixty (60) days after the end of each fiscal quarter of Guarantor (except the last fiscal quarter of each fiscal year), furnish to Secured Party unaudited financial statements of Guarantor, including, in each instance, balance sheets and income statements, on a consolidated basis, for the quarterly period then ended and for Guarantor's fiscal year to date, prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), and certified as to truth and accuracy by an appropriate officer of Guarantor. If Guarantor is required to make such reports to the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, then Debtor shall, within one hundred (100) days after the end of each fiscal year of Guarantor, furnish to Secured Party a complete and accurate copy of Guarantor's Form 10-K filed with the Securities and Exchange Commission for the fiscal year then ended, together with Guarantor's consolidating financial statements, including, in each instance, balance sheets and income statements for the fiscal year then ended, prepared in accordance with GAAP and certified as to truth and accuracy by an appropriate officer of Guarantor. If Guarantor is not required to file a Form 10-K with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, then Debtor shall, within one hundred (100) days after the end of each fiscal year of Guarantor, furnish to Secured Party annual audited financial statements of Guarantor, including balance sheets, income statements and cash flow statements for the fiscal year then ended, on a consolidated and consolidating basis, as appropriate, which have been prepared by its independent accountants in accordance with GAAP. Such audited financial statements shall be accompanied by the independent accountant's opinion, which opinion shall be in form generally recognized as "unqualified".

     (j) Perfection.  This Agreement creates a valid and first priority security
         ----------
interest in the Collateral, securing the payment and performance of the Indebtedness and, upon the filing of duly executed financing statements with the California Secretary of State and, to the extent the Collateral is comprised of fixtures, the Los Angeles County Recorder, all actions necessary to perfect and protect such security interest will have been duly taken.

     (k) Authorization.  Debtor is now, and will at all times remain, duly
         -------------
licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. Debtor has the power to authorize, execute and deliver this Security Agreement, the Notes and the other documents relating thereto (the Security Agreement, Notes and other documents, all as amended from time to time, are hereafter collectively referred to as the "Loan Documents"), to incur and perform obligations hereunder and thereunder, and to grant the security interests created hereby. The Loan Documents have been duly authorized, executed, and delivered by or on behalf of Debtor, and constitute the legal, valid, and binding obligations of Debtor and are enforceable against Debtor in accordance with their respective terms.
Debtor will preserve and maintain its existence and will not wind up its affairs or otherwise dissolve. Debtor will not, without thirty (30) days prior written notice to Secured Party, (1) change its name or so change its structure such that any financing statement or other record notice becomes misleading or (2) change

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

its principal place of business or chief executive or accounting offices from the address stated herein.

     (l) Litigation.  There are no actions, suits, proceedings, or
         ----------
investigations ("Litigation") pending or, to the knowledge of Debtor, threatened against Debtor. Debtor is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument, or of any judgment, decree, order, or any statute, rule, or governmental regulation applicable to it. The execution, delivery, and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of Debtor, except for the security interest herein created. Debtor will promptly notify Secured Party in writing of Litigation against it if: (1) the outcome of such Litigation may materially or adversely affect the finances or operations of Debtor (for purposes of this provision, One Hundred Thousand and 00/100 Dollars ($100,000) shall be deemed material) or (2) such Litigation questions the validity of any Loan Document or any action taken or to be taken pursuant thereto. Debtor shall furnish to Secured Party such information regarding any such Litigation as Secured Party shall reasonably request.

     (m) Compliance with Laws.  Debtor shall comply in all material respects
         --------------------
with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business, including, without limitation, those concerning public and employee health, safety, and social security and withholding taxes and those concerning employee benefit plans and as such may be required by the Internal Revenue Code, as amended from time to time ("the Code") and the Employees Retirement Income Security Act of 1974 as amended from time to time ("ERISA"). With respect to any "multiple employer plan" or "single employer plan" as defined in ERISA (collectively, "Plans"), Debtor will not: (i) incur any liability to the Pension Benefit Guaranty Corporation ("PBGC"); (ii) participate in any prohibited transaction involving any of such Plans or any trust created thereunder which would subject Debtor to a tax or penalty on prohibited transactions imposed under the Code or ERISA; (iii) fail to make any contribution which it is obligated to pay under the terms of such Plan; (iv) allow or suffer to exist any occurrence of a "reportable event", or any other event or condition which presents a risk of termination by the PBGC of any such Plan; or (v) incur any withdrawal liability with respect to any Plan which is not fully bonded.

     (n) Taxes.  Debtor has timely filed all tax returns (federal, state, local,
         -----
and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges upon its properties, assets, income and franchises. Debtor does not know of any actual or proposed additional tax assessments for any fiscal period against it which would have a material adverse effect on it. Debtor will promptly pay and discharge all taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges (including cash reserves, if any, required by generally accepted accounting principles ("GAAP") for any taxes, assessments, or other charges being contested), make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith and by appropriate proceedings diligently conducted. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in respect of this Security Agreement, the Notes, or any other Loan Documents, Debtor shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.

     (o) Labor Laws.  Debtor is in compliance with the Fair Labor Standards Act.
         ----------
Debtor is not engaged in any unfair labor practice which would have a material adverse effect on it. There are: (1) no unfair labor practice complaints pending or, to the best knowledge of Debtor, threatened against Debtor before the National Labor Relations Board and no grievance or arbitration proceedings arising out of or under collective bargaining agreements are pending or, to the best knowledge of Debtor, threatened; (2) no strikes, work stoppages, or controversies pending or threatened between Debtor and any of its employees; and
(3) no union representation questions that exist with respect to Debtor's business and no union organizing activities that are taking place.

     (p) Environmental Laws.  Debtor has complied and will comply in all
         ------------------
material respects with all Environmental Laws (defined below) applicable to the transfer, construction on, and operations of its property and business. Debtor has (1) not received any summons, complaint, order, or similar notice that it is not in compliance with, or that any public authority is investigating its compliance with, any Environmental Laws and (2) no knowledge of any material violation of any Environmental Laws on or about its assets or property. Debtor will comply, in all material respects with all Environmental Laws and provide Secured Party, promptly following receipt, copies of any correspondence, notice, complaint, order, or other document that it receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of any Environmental Laws. Debtor will advise Secured Party in writing as soon as Debtor becomes aware of any condition or circumstance that makes the environmental representations or warranties contained in this Agreement inaccurate in any material respect. For purposes of this Security Agreement, "Environmental Laws" means all federal, state, and local laws, rules, regulations, orders, and decrees relating to health, safety, hazardous substances, and environmental matters, including, without limitation, the Resource Recovery and Reclamation Act of 1976, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Toxic Substances Control Act, the Clean Water Act of 1977, and the Clean Air Act, all as amended from time to time.

     (q) No Liability.  Debtor acknowledges and agrees that Secured Party shall
         ------------
not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a result of Secured Party's gross negligence or willful misconduct.

     (r) Setoff.  Without limiting any other right of Secured Party, whenever
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Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, to set off and apply against any and all of the Indebtedness, any and all monies then or thereafter owed to Debtor by Secured Party in any capacity, whether or not the obligation to pay such monies owed by Secured Party is then due. Secured Party shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

     (s) Regulations.  No proceeds of the loans or any other financial
         -----------
accommodation hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in Regulations G, T, U, X of the Board of Governors of the Federal Reserve System.

     (t) Books and Records.  Debtor shall maintain, at all times, true and
         -----------------
complete books, records and accounts in which true and correct entries are made of its transactions in accordance with GAAP and consistent with those applied in the preparation of Debtor's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtor will permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtor shall furnish all reasonable assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

     (u) Written Notice.  Debtor agrees to give Secured Party written notice of
         --------------
any action or inaction by Secured Party or any agent or attorney of Secured Party that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Debtor agrees that unless such notice is fully given as promptly as possible (and in any event within thirty
(30) days) after Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Debtor shall not assert, and Debtor shall be deemed to have waived, any claim or defense arising therefrom.

     (v) Indemnity.  Debtor shall indemnify, defend and hold Secured Party, its
         ---------
parent, officers, directors, agents, employees, and attorneys harmless from and against any loss, expense (including reasonable attorneys' fees and costs), damage or liability arising directly or indirectly out of (i) any breach of any representation, warranty or covenant contained herein and in the other Loan Documents, (ii) any claim or cause of action that would deny

Secured Party the full benefit or protection of any provision herein and in the Loan Documents, and (iii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral, except to the extent the loss, expense, damage or liability arises solely and directly from Secured Party's gross negligence or willful misconduct. If after receipt of any payment of all or any part of the Indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, this Security Agreement and the Loan Documents shall continue in full force and effect and Debtor shall be liable to Secured Party for the amount of such payment surrendered. The provisions of the preceding sentence shall be and remain effective notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Additionally, Debtor will pay or reimburse Secured Party for any and all reasonable costs and expenses incurred in connection herewith, including, but not limited to, attorneys' fees, filing fees, search fees, and lien recordation. The provisions of this paragraph shall survive the termination of this Security Agreement and the Loan Documents.

     (w) Collateral Documentation.  Debtor shall deliver to Secured Party prior
         ------------------------
to any advance or loan, satisfactory documentation regarding the Collateral to be financed, including, but not limited to, such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party.

3.   Prepayment.  On any regular installment payment date under the Equipment
     ----------
Note or the Real Estate Note after January 1, 1996, Debtor may prepay in whole or in part, the unpaid principal balance of the respective Note (provided that any partial prepayments are in the amount of One Million and 00/100 Dollars ($1,000,000.00), or more, and, with respect to each respective Note, do not occur more often than once in any calendar year), together with all accrued interest on the principal being prepaid to the date of prepayment, provided that along with and in addition to such prepayment Debtor shall pay (i) any and all other sums due hereunder or under the respective Note, and (ii) a prepayment fee as liquidated damages and not as a penalty, in a sum equal to the amount, if any, by which (1) the aggregate present values of the amount that is the percentage of each of the remaining installments of principal and interest due under the respective Note corresponding to the percentage of the principal being prepaid, discounted at a rate equal to (a) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury Notes with a final maturity approximately equal to the remaining term of the respective Note, absent the prepayment, as published in The Wall Street Journal,
                                                        -----------------------
plus (b) one hundred (100) basis points (1.00%), exceeds (2) the amount of principal being so prepaid. The prepayment fee described in clause (ii) above shall also be due upon any acceleration of the maturity date of either of the Notes, respectively, following the occurrence of an Event of Default described in clauses (a), (b), (c), (e), (f), (g) or (h) of Section 4, below.

4.   Events of Default.  If any one of the following events (each of which is
     -----------------
herein called an "Event of Default") shall occur: (a) Debtor fails to pay any part of the Indebtedness within ten (10) days of its due date, or (b) any warranty or representation of Debtor is untrue or inaccurate in any material respect as of the date made, or (c) Debtor breaches or defaults in the performance of any its agreements or covenants in Subsections 2(c), (d) or (f) of this Agreement, or (d) Debtor breaches or defaults in the performance of any other agreement or covenant hereunder and such breach or default shall continue for thirty (30) calendar days after Debtor knows or, with the exercise of reasonable diligence, should have known of the breach or default, unless such breach or default is not susceptible to cure within thirty (30) days, in which case, no Event of Default shall be deemed to have occurred so long as Debtor shall have commenced the cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion, or (e) Debtor shall default in the payment or performance of any debt or other obligation (excluding accounts payable and accruals in the ordinary course of business) in excess of Five Million and 00/100 Dollars ($5,000,000) owed by it to any person or entity, including, but not limited to, Secured Party, or (f) Debtor becomes insolvent, makes an assignment for the benefit of creditors or ceases to continue as a going business, or (g) a receiver, trustee, conservator, or liquidator is appointed for Debtor or for all or a substantial portion of Debtor's property, with the approval or consent of Debtor, or without the approval or consent of Debtor if the appointment is not terminated within forty-five (45) days after first going into effect, or (h) a petition is filed by or against Debtor under the Bankruptcy Code or any amendment thereto or under any other insolvency law or laws providing for the relief of debtors, and, in the event such petition is filed against Debtor involuntarily, the petition is not vacated or dismissed by the earlier of (1) forty-five (45) days from its effective date, or (2) ten (10) days prior to any proposed disposition of any assets pursuant to any such proceeding, or (i) Secured Party reasonably considers that the prospect of full performance and satisfaction by Debtor of the Indebtedness is imperiled, or (j) if there is a material adverse change in the business or financial condition or prospects of Debtor, or (k) Guarantor breaches or defaults in the performance of any agreement or covenant under Guarantor's Guaranty delivered to Secured Party in connection with the delivery of the Notes, then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided.

5.   Remedies.  If an Event of Default shall occur, in addition to all rights
     --------
and remedies of a secured party under the Uniform Commercial Code, Secured Party may, at its option, at any time (a) declare the entire unpaid Indebtedness to be immediately due and payable; (b) without demand or legal process, enter into the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party; and
(c) require Debtor to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtor's sole cost and expense. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS IF ANY TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store, and repair the Collateral so removed and sell any or all of it at a public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any public and, to the extent permitted by law, private sale. The requirements, if any, for reasonable notice will be met if such notice is mailed postage prepaid to Debtor at its address shown above, at least five (5) days before the time of sale or disposition. Debtor shall also be liable for and shall upon demand pay to Secured Party all expenses incurred by Secured Party in connection with the undertaking or enforcement by Secured Party of any of its rights or remedies hereunder or at law, including, but not limited to, all expenses of repossessing, storing, shipping, repairing, selling or otherwise disposing of the Collateral and legal expenses, including reasonable attorneys' fees and court costs (through any and all appeals and judgment enforcement actions, it being acknowledged and agreed by Debtor that this provision shall survive and not merge with any such judgment), all of which costs and expenses shall be additional Indebtedness hereby secured. After any such sale or disposition, Debtor shall be liable for any deficiency of the Indebtedness remaining unpaid, with interest thereon at the rate set forth in the related Notes.

6.   Cumulative Remedies.  All remedies of Secured Party hereunder are
     -------------------
cumulative, are in addition to any other remedies provided for by law or in equity and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Security Agreement and the other Loan Documents or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy.

7.   Assignment.  Secured Party may transfer or assign this Security Agreement,
     ----------
the Equipment Note, the Real Estate Note, any part of the Indebtedness and the other Loan Documents, either together or separately without releasing Debtor or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligations of Debtor shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtor against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

8.   Time is of the Essence.  Time and manner of performance by Debtor of its
     ----------------------
duties and obligations under this Security Agreement, the Notes, and the other Loan Documents is of the essence. If Debtor shall fail to comply with any provision of this Security Agreement or any of the other Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be paid by Debtor upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of Debtor's default.

9.   ENFORCEMENT.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     -----------
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT SECURED PARTY'S ELECTION AND WITHOUT LIMITING SECURED PARTY'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, DEBTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF CALIFORNIA, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

10.  Further Assurance; Notice.  Debtor shall, at its expense, do, execute and
     -------------------------
deliver such further acts and documents as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder to carry out the intention or facilitate the performance of the terms of this Security Agreement and the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtor hereby specifically authorizes Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtor as Debtor's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices required or otherwise given by either party shall be deemed adequately and properly given if sent by registered or certified mail or by overnight courier with a copy by facsimile to the other party at the addresses stated herein or at such other address as the other party may from time to time designate in writing and shall be deemed received three
(3) business days after deposit in the United States mail, if sent by registered or certified mail, and upon delivery if sent by overnight courier.

11.  WAIVER OF JURY TRIAL.  DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR
     --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS. THIS WAIVER IS INFORMED AND FREELY MADE. DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.  Complete Agreement.  This Security Agreement and the other related Loan
     ------------------
Documents are intended by Debtor and Secured Party to be the final, complete, and exclusive expression of the agreement between them. This Security Agreement and the other related Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties hereto. Debtor and Secured Party intend this Security Agreement and the other related Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of this Security Agreement and the other related Loan Documents, all of which shall remain in full force and effect. This Security Agreement and the other related Loan Documents shall be binding upon the respective successors, legal representatives, and assigns of the parties. The singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If there be more than one Debtor, the warranties, representations and agreements herein are joint and several. The Schedules on the following page[s] are a part hereof. Sections and subsections headings are included for convenience of reference only and shall not be given any substantive effect.

IN WITNESS WHEREOF, Secured Party and Debtor have each signed this Security Agreement as of the day and year first above written.

"SECURED PARTY"                    "DEBTOR"

HELLER FINANCIAL, INC.,            MERISEL PROPERTIES, INC.,
a Delaware corporation             a Delaware corporation


By:________________________        By:___________________________

Name:______________________        Name:_________________________

Title:_____________________        Title:________________________

Fax:_______________________        Fax:__________________________

                                   SCHEDULE

                           DESCRIPTION OF COLLATERAL

Description of Collateral (Full description including make, model and serial number):


     SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.


Place where Collateral is to be kept:


     2101 E. EL SEGUNDO BLVD., EL SEGUNDO, CALIFORNIA


Other liens, encumbrances or security interests to which Collateral is subject, if any.


     NONE.


Other Collateral

     NONE.


If Collateral is attached or to be attached to real estate, set forth:

     Address of Real Estate (Including County, block number, lot number, etc.):

          SEE EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.


     Record Owner of Real Estate (Name and Address):

          MERISEL PROPERTIES, INC.


If the real estate at which the Collateral is to be kept is leased:

     Name and Address of Lessor of Real Estate:

          NONE.                                             ____________
                                                            Initials

                                    GUARANTY

     For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL, INC., a Delaware corporation ("Lender") to make loans or advances, or extend credit or financial accommodations to MERISEL PROPERTIES, INC., a Delaware corporation ("Debtor"), or to continue the same, but without requiring Lender to do so, the undersigned, MERISEL FAB, INC., a Delaware corporation ("Guarantor") guaranties and promises to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of all indebtedness of Debtor to Lender arising under or in any way connected with (i) that certain Promissory Note of even date in the amount of Five Million and 00/100 Dollars ($5,000,000.00) made by Debtor in favor of Lender, (ii) that certain Promissory Note of even date in the amount of Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) made by Debtor in favor of Lender, and (iii) any document or instrument executed relating to either of such Notes (collectively, the "Loan Documents"). The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtor to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable. This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of Debtor and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

     This is an absolute, unconditional and continuing guaranty relating to the indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied or create new indebtedness. This Guaranty shall not apply to any indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that indebtedness committed prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

     The obligations hereunder are joint and several, independent of the obligations of Debtor or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtor alone or whether Debtor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

     Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; and (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lender may without notice assign this Guaranty in whole or in part.

     Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtor; (b) proceed against or exhaust any collateral given by Debtor or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation or modification from any cause whatsoever of the liability of Debtor. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, and all other notices of every and any kind.

     Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

     To the extent not determined to be prohibited by or in direct conflict with 12.5% Senior Notes Due 2004 of Merisel Inc., effective immediately upon the occurrence of any Event of Default (as defined in the various Loan Documents), and without any further action or notice by any party, Guarantor waives and agrees not to assert any claim Guarantor may now or later have against Debtor. Guarantor agrees that this paragraph is intended to benefit Debtor and is relied upon by Lender. As used in this paragraph, the term 'claim' is defined in the Bankruptcy Code, Section 101. Until such time as all of the indebtedness has been fully and finally paid, Guarantor further hereby irrevocably waives and releases any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the indebtedness.

     Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty and agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

     Guarantor hereby expressly agrees that it will not, without the prior written consent of Lender, merge, consolidate, dissolve (unless it is the surviving entity), nor will it change the corporate structure or ownership interests in the Debtor without the prior written consent of Lender.

     Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtor or otherwise.

     To the extent such subordination, collection and enforcement is determined not to be prohibited by or in direct conflict with the 12.5% Senior Notes Due 2004 of Merisel Inc., any indebtedness of Debtor now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and, after the occurrence of an Event of Default, such indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and paid over to Lender.

     The singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it represents and warrants that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

     In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the indebtedness or any property securing any or all of the indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtor and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the indebtedness or against any other person, whether by operation of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, or any similar or comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, Guarantor understands and agrees that, in the event Lender in its sole discretion forecloses any trust deed now or hereafter securing any or all of the indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Lender for any deficiency, even though Guarantor will lose his right of subrogation against Debtor, and even though Guarantor will be unable to recover from Debtor the amount of the deficiency for which Guarantor is liable, and even though Guarantor would have retained his right of subrogation against Debtor if Lender had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure. In addition, Guarantor hereby waives any and all notice of Lender's intent to accelerate the indebtedness hereunder and further waives any notice of acceleration.

     Without limiting the generality, scope or meaning of any other provision of this Guaranty, Guarantor:

(i) acknowledges that Section 2856 of the California Civil Code authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and certain other rights and defenses available to Guarantor under California law;

(ii) hereby waives all rights of subrogation and reimbursement and all other rights and defenses available by reason of Sections 2787 to 2855, inclusive, of the California Civil Code (if for any reason such laws were deemed to apply to Guarantor or this Guaranty), including, without limitation, (A) any defense Guarantor may have to this Guaranty by reason of an election of remedies by Lender, and (B) any rights or defenses Guarantor may have by reason of protection afforded to Debtor and/or Guarantor with respect to the indebtedness of Debtor to Lender, and/or the obligations under this Guaranty, pursuant to the antideficiency or other laws of California (if for any reason such laws were deemed to apply to Guarantor or this Guaranty) limiting or discharging any indebtedness or obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure;

(iii) hereby waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Debtor by the operation of Section 580d of the California Code of Civil Procedure or otherwise, and even though that election of remedies does not provide Guarantor or Debtor a "fair market value hearing" under Section 580a of the California Code of Civil Procedure or other form of appraisal of any property securing the indebtedness of Debtor to Lender;

(iv) hereby agrees and acknowledges that (A) Guarantor has reviewed the waivers and other provisions set forth in this Guaranty with legal counsel selected by Guarantor, and (B) the omission of any specific reference to statutes or judicial decisions or omission of any other explanation of the rights waived in this Guaranty shall not constitute a defense to the obligations of Guarantor under this Guaranty.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT LENDER'S ELECTION AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, GUARANTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF

ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTOR OR GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. GUARANTOR HEREBY WAIVES ANY OBJECTION TO IMPROPER VENUE, FORUM NON CONVENIENS, AND ANY RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION OR IN ANY LITIGATION OR ANY COURT WITH RESPECT TO OR ARISING OUT OF THIS GUARANTY. THIS WAIVER IS INFORMED AND FREELY MADE. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this 29th day of December, 1995.

Attest:_____________________               MERISEL FAB, INC., a
                                           Delaware corporation



                                           By:_________________________

                                           Name:_______________________

                                           Title:______________________

Address of Witness                         Address of Guarantor

____________________________               ____________________________
____________________________               ____________________________
____________________________               ____________________________

                                 CERTIFICATION


     I,___________________, do hereby certify that I am the duly elected and qualified Secretary of MERISEL, INC., a(n) _________________ corporation, the Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on __________________, 199__, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 29th day of December, 1995.



                                           _______________________________
                                                 Secretary

                                           (Corporate Seal)

                                    GUARANTY

     For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL, INC., a Delaware corporation ("Lender") to make loans or advances, or extend credit or financial accommodations to MERISEL PROPERTIES, INC., a Delaware corporation ("Debtor"), or to continue the same, but without requiring Lender to do so, the undersigned, MERISEL FAB, INC., a Delaware corporation ("Guarantor") guaranties and promises to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of all indebtedness of Debtor to Lender arising under or in any way connected with (i) that certain Promissory Note of even date in the amount of Five Million and 00/100 Dollars ($5,000,000.00) made by Debtor in favor of Lender, (ii) that certain Promissory Note of even date in the amount of Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) made by Debtor in favor of Lender, and (iii) any document or instrument executed relating to either of such Notes (collectively, the "Loan Documents"). The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtor to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable. This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of Debtor and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

     This is an absolute, unconditional and continuing guaranty relating to the indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied or create new indebtedness. This Guaranty shall not apply to any indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that indebtedness committed prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

     The obligations hereunder are joint and several, independent of the obligations of Debtor or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtor alone or whether Debtor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

     Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; and (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lender may without notice assign this Guaranty in whole or in part.

     Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtor; (b) proceed against or exhaust any collateral given by Debtor or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation or modification from any cause whatsoever of the liability of Debtor. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, and all other notices of every and any kind.

     Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

     To the extent such waiver and agreement is determined not to be prohibited by or in direct conflict with the 12.5% Senior Notes Due 2004 of Merisel Inc., effective immediately upon the occurrence of any Event of Default (as defined in the various Loan Documents), and without any further action or notice by any party, Guarantor waives and agrees not to assert any claim Guarantor may now or later have against Debtor. Guarantor agrees that this paragraph is intended to benefit Debtor and is relied upon by Lender. As used in this paragraph, the term 'claim' is defined in the Bankruptcy Code, Section 101. Until such time as all of the indebtedness has been fully and finally paid, Guarantor further hereby irrevocably waives and releases any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the indebtedness.

     Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty and agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

     Guarantor hereby expressly agrees that it will not, without the prior written consent of Lender, merge, consolidate, dissolve (unless it is the surviving entity), nor will it change the corporate structure or ownership interests in the Debtor without the prior written consent of Lender.

     Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtor or otherwise.

     To the extent such subordination, collection and enforcement is determined not to be prohibited by or in direct conflict with the 12.5% Senior Notes Due 2004 of Merisel Inc., any indebtedness of Debtor now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and, after the occurrence of an Event of Default, such indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and paid over to Lender.

     The singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it represents and warrants that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

     In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the indebtedness or any property securing any or all of the indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtor and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the indebtedness or against any other person, whether by operation of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, or any similar or comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, Guarantor understands and agrees that, in the event Lender in its sole discretion forecloses any trust deed now or hereafter securing any or all of the indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Lender for any deficiency, even though Guarantor will lose his right of subrogation against Debtor, and even though Guarantor will be unable to recover from Debtor the amount of the deficiency for which Guarantor is liable, and even though Guarantor would have retained his right of subrogation against Debtor if Lender had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure. In addition, Guarantor hereby waives any and all notice of Lender's intent to accelerate the indebtedness hereunder and further waives any notice of acceleration.

     Without limiting the generality, scope or meaning of any other provision of this Guaranty, Guarantor:

(i) acknowledges that Section 2856 of the California Civil Code authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and certain other rights and defenses available to Guarantor under California law;

(ii) hereby waives all rights of subrogation and reimbursement and all other rights and defenses available by reason of Sections 2787 to 2855, inclusive, of the California Civil Code (if for any reason such laws were deemed to apply to Guarantor or this Guaranty), including, without limitation, (A) any defense Guarantor may have to this Guaranty by reason of an election of remedies by Lender, and (B) any rights or defenses Guarantor may have by reason of protection afforded to Debtor and/or Guarantor with respect to the indebtedness of Debtor to Lender, and/or the obligations under this Guaranty, pursuant to the antideficiency or other laws of California (if for any reason such laws were deemed to apply to Guarantor or this Guaranty) limiting or discharging any indebtedness or obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure;

(iii) hereby waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Debtor by the operation of Section 580d of the California Code of Civil Procedure or otherwise, and even though that election of remedies does not provide Guarantor or Debtor a "fair market value hearing" under Section 580a of the California Code of Civil Procedure or other form of appraisal of any property securing the indebtedness of Debtor to Lender;

(iv) hereby agrees and acknowledges that (A) Guarantor has reviewed the waivers and other provisions set forth in this Guaranty with legal counsel selected by Guarantor, and (B) the omission of any specific reference to statutes or judicial decisions or omission of any other explanation of the rights waived in this Guaranty shall not constitute a defense to the obligations of Guarantor under this Guaranty.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT LENDER'S ELECTION AND WITHOUT LIMITING LENDER'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, GUARANTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF

ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTOR OR GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. GUARANTOR HEREBY WAIVES ANY OBJECTION TO IMPROPER VENUE, FORUM NON CONVENIENS, AND ANY RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION OR IN ANY LITIGATION OR ANY COURT WITH RESPECT TO OR ARISING OUT OF THIS GUARANTY. THIS WAIVER IS INFORMED AND FREELY MADE. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Notwithstanding anything to the contrary above, Guarantor shall not have any obligation or liability under this Guaranty until and unless the collateral described in the Loan Documents, or any part thereof, is transferred to Merisel, Inc., a Delaware corporation (Parent"), and Parent does not pay to Lender Two Million and 00/100 Dollars ($2,000,000.00) in accordance with that certain letter agreement dated December 29, 1995, between Parent and Lender.

     IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this 29th day of December, 1995.

Attest:_____________________               MERISEL FAB, INC., a
                                           Delaware corporation



                                           By:_________________________

                                           Name:_______________________

                                           Title:______________________

Address of Witness                         Address of Guarantor

____________________________               ____________________________
____________________________               ____________________________
____________________________               ____________________________

                                 CERTIFICATION


     I,___________________, do hereby certify that I am the duly elected and qualified Secretary of MERISEL, INC., a(n) _________________ corporation, the Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on __________________, 199__, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 29th day of December, 1995.



                                      __________________________________
                                               Secretary

                                      (Corporate Seal)